Exhibit 10.23

AMENDED AND RESTATED PROMISSORY NOTE

$45,000,000December 17, 2020

FOR VALUE RECEIVED, LINCHPIN INVESTORS, LLC, a Delaware limited liability company, 401 EAST MAIN STREET LLC, a Delaware limited liability company, IL GROWN MEDICINE LLC, an Illinois limited liability company, 8554 S. COMMERCIAL AVE, LLC, a Delaware limited liability company, 883 HYDE PARK AVE, LLC, a Delaware limited liability company, HEALTHY PHARMS, INC., a Massachusetts corporation, and 4FRONT CALIFORNIA CAPITOL HOLDINGS, a California corporation (each a “Borrower” and referred to collectively as the “Borrowers”)hereby promise to pay to the order of LI LENDING, LLC, a Delaware limited liability company (together with any and all of its successors and assigns and/or any other holder of this Note, “Lender”), without offset, in immediately available funds in lawful money of the United States of America, at 13037 NE Bel-Red, Suite 150, Bellevue, WA 98005, or at such other place as the holder of this Note may from time to time designate in writing, the principal sum of Forty-Five Million and No/100 Dollars ($45,000,000) (“Loan Amount”) (or the unpaid balance of all principal advanced against this Note, if that amount is less), together with interest on the total principal amount of this Amended and Restated Promissory Note (“Note”) as hereinafter provided. This Note is issued pursuant to the Amended and Restated Loan and Security Agreement between Lender and Borrowers of even date herewith (“Loan Agreement”). The proceeds of the loan evidenced by this Note shall be disbursed on the terms and conditions set out in the Loan Agreement. Capitalized terms used but not defined herein are defined in the Loan Agreement.

Incorporation by Reference; Definitions.

This Note amends, restates, supersedes and replaces (but in no event shall constitute a novation of) that certain Promissory Note dated May 10, 2019 made by the Borrower to the Lender in the original principal amount of FIFTY MILLION DOLLARS ($50,000,000) as modified and amended on April 30, 2020 (collectively the “Original Note”). This Note, among other things, increases the interest rate charged on amounts advanced under the Loan, including both the Additional Funded Amount (as defined below) and all other amounts advanced under the Loan, by two and one-half percent (2.5%)(the “Rate Increase”), all as more specifically set forth in Section 2 below, effective as of the date of this Note.

Section 1. Payment Schedule and Maturity Date. Interest shall accrue on the outstanding Loan Amount from the date hereof. All interest only payments shall be due and payable monthly, in arrears, on the first day of each month commencing January 1, 2021. Notwithstanding the imposition of the Rate Increase effective as of the date of this Note, Lender agrees that Borrower may temporarily defer payment of the Rate Increase and may continue to pay interest at the interest rates currently in effect under the terms of the Original Note until January 1, 2022 (with the total amount of the deferred interest described in the preceding sentence hereinafter referred to as “Deferred Interest”). Beginning on January 1, 2022, any and all Deferred Interest shall be due and payable in equal monthly payments amortized over the remaining term of the Loan. . The entire principal balance of this Note then unpaid, together with all accrued and unpaid interest and all other amounts payable hereunder and under the other Loan Documents (as hereinafter defined), shall be due and payable in full on May 10, 2024 (the “Maturity Date”) subject to any earlier acceleration due to an Event of Default.

Section 2. Interest Rate. Borrower shall pay interest on the last Ten Million and 00/100 Dollars advanced to Borrower (“Additional Funded Amount”) hereunder at an interest rate equal to fourteen and three quarters percent (14.75%) per annum (“Additional Interest Rate”). Upon repayment of the Additional

Funded Amount in full (excluding the Additional Payments), the Borrower shall no longer pay interest at the Additional Interest Rate. Borrower shall pay interest on any and all amounts advanced hereunder (excluding the Additional Funded Amount) at an interest rate equal to twelve and three quarters percent (12.75%) per annum (“Interest Rate”). All interest shall be computed for the actual number of days which have elapsed, on the basis of a 360-day year.

Section 3. Security; Loan Documents. The Obligations under this Note are secured pursuant to the Loan Agreement and one or more Security Instruments . This Note the Security Instruments, the Loan Agreement and all other documents now or hereafter securing, guaranteeing or executed in connection with the loan evidenced by this Note (the “Loan”), as the same may from time to time be amended, restated, modified or supplemented, are herein sometimes called individually a “Loan Document” and together the “Loan Documents.”

Section 4. Exit Fee. In addition to all other amounts due and payable under this Note and the other Loan Documents, the Borrowers shall pay Lender an exit fee (“Exit Fee”) in the amount of Twenty Percent (20%) of the Loan Amount advanced (which is Nine Million No/100 Dollars ($9,000,000), if the full Loan Amount is advanced) due on or before the Maturity Date. Notwithstanding the foregoing, in the event of any prepayment of the Loan by Borrower as provided in Section 5 below, the Exit Fee shall be paid on a prorated sixty (60) month basis, calculated as follows: the month of payment shall be divided by sixty (60), the sum shall be multiplied by twenty percent (20%), with the resulting percentage multiplied by the amount paid by Borrower to Lender. The portion of the Exit Fee attributable to the Two Million and 00/100 dollar ($2,000,000.00) in principal payments paid by Borrower to Lender as of the Effective Date (“Additional Payments”) shall be prorated over a sixty (60) month period and payable for a sixteen (16) month period such that the Exit Fee attributable to the Additional Payments shall equal One Hundred Six Thousand Six Hundred Sixty Six and 67/100 Dollars ($106,666.67), which sum was determined by using the formula set forth in the proceeding sentence.

Section 5. Prepayment. Borrowers may prepay the principal balance of this Note, in full or in part, at any time, provided that: (a) Lender shall have actually received from Borrowers prior written notice of

(i)Borrowers’ intent to prepay, and (ii) the date on which the prepayment will be made; and (b) each prepayment shall include accrued unpaid interest thereon to the date of prepayment, plus any other sums which have become due to Lender under the Loan Documents, including but not limited to the Exit Fee calculated on a prorated sixty (60) month basis as set forth in Section 4. Except as expressly provided in Section 4, upon a partial prepayment of the principal balance of this Note, the portion of the Exit Fee due with such partial prepayment shall be based on the amount of principal prepaid.

Section 6. Late Charges. If Borrowers shall fail to make any payment under the terms of this Note (other than the payment due at maturity) within fifteen (15) days after the date such payment is due, Borrowers shall pay to Lender on demand a late charge equal to five percent (5%) of the amount of such payment. Such fifteen (15) day period shall not be construed as in any way extending the due date of any payment. The “late charge” is imposed for the purpose of defraying the expenses of Lender incident to handling such delinquent payment. This charge shall be in addition to, and not in lieu of, any other remedy Lender may have and is in addition to any fees and charges of any agents or attorneys which Lender may employ upon the occurrence of an Event of Default, whether authorized herein or by Law.

Section 7. Default Rate. After the occurrence of an Event of Default (which continues beyond the expiration of any applicable notice and/or cure period), Lender, in Lender's sole discretion and without notice or demand, may raise the rate of interest accruing on the outstanding principal balance of this Note by ten percent (10%) above the rate of interest otherwise applicable (the “Default Rate”), independent of whether Lender elects to accelerate the outstanding principal balance of this Note.

Section 10. Certain Provisions Regarding Payments. All payments made under this Note shall be applied, to the extent thereof, to late charges, to accrued but unpaid interest (including interest at the Default Rate), to unpaid principal, and to any other sums due and unpaid to Lender under the Loan Documents, in such manner and order as Lender may elect in its sole discretion, any instructions from any Borrower or anyone else to the contrary notwithstanding. Remittances shall be made without offset, demand, counterclaim, deduction, or recoupment (each of which is hereby waived) and shall be accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Lender of any payment in an amount less than the amount then due on any indebtedness shall be deemed an acceptance on account only, notwithstanding any notation on or accompanying such partial payment to the contrary, and shall not in any way (a) waive or excuse the existence of an Event of Default (as hereinafter defined), (b) waive, impair or extinguish any right or remedy available to Lender hereunder or under the other Loan Documents, or (c) waive the requirement of punctual payment and performance or constitute a novation in any respect. Whenever any payment under this Note or any other Loan Document falls due on a day which is not a Business Day, such payment may be made on the next succeeding Business Day.

Section 11. Reserved. Section 12. Events of Default. The occurrence of any one or more of the following shall constitute an “Event of Default” under this Note:

(a)Any Borrower fails to pay within fifteen (15) days after the date when and as due any amounts payable by Borrowers to Lender under the terms of this Note; provided, however, the foregoing fifteen (15) day grace period shall not apply to amounts due at maturity.

(b)Any covenant, agreement or condition in this Note is not fully and timely performed, observed or kept, subject to any applicable grace or cure period (other than those expressly described in other subsections of this Section 12), and such failure continues uncured for a period of thirty (30) days after notice from Lender to such Borrower, unless (a) such failure, by its nature, is not capable of being cured within such period, and (b) within such period, such Borrower commences to cure such failure and thereafter diligently prosecutes the cure thereof, and (c) such Borrower causes such failure to be cured no later than ninety (90) days after the date of such notice from Lender.

(c)An Event of Default (as defined or otherwise described therein) occurs under any of the Loan Documents other than this Note (subject to any applicable grace or cure period).

Section 13. Remedies. Upon the occurrence of an Event of Default that continues beyond expiration of any applicable notice and/cure period, Lender may at any time thereafter exercise any one or more of the following rights, powers and remedies:

(a)Lender may accelerate the maturity of the Loan and declare the unpaid principal balance and accrued but unpaid interest on this Note, and all other amounts payable hereunder (including but not limited to the Exit Fee) and under the other Loan Documents, at once due and payable, and upon such declaration the same shall at once be due and payable.

(b)Lender may set off the amount owed by Borrowers to Lender, whether or not matured and regardless of the adequacy of any other collateral securing this Note, against any and all accounts, credits,

money, securities or other property now or hereafter on deposit with, held by or in the possession of Lender to the credit or for the account of Borrowers, without notice to or the consent of Borrowers.

(c)	Lender may foreclose or otherwise realize upon any liens or security interests securing payment hereof.

(d)Lender may exercise any of its other rights, powers and remedies under the Loan Documents or at law or in equity.

Without limitation of the foregoing, upon the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under the Bankruptcy Code (Title 11 of the United States Code, as in effect from time to time), any obligation of Lender to make Advances shall automatically terminate, and the unpaid principal amount of the Loan outstanding and all interest and other amounts payable hereunder and under the other Loan Documents shall automatically become due and payable, in each case without further act of Lender.

Section 14. Remedies Cumulative. All of the rights and remedies of Lender under this Note and the other Loan Documents are cumulative of each other and of any and all other rights at law or in equity, and the exercise by Lender of any one or more of such rights and remedies shall not preclude the simultaneous or later exercise by Lender of any or all such other rights and remedies. No single or partial exercise of any right or remedy shall exhaust it or preclude any other or further exercise thereof, and every right and remedy may be exercised at any time and from time to time. No failure by Lender to exercise, nor delay in exercising, any right or remedy, including but not limited to the right to accelerate the maturity of this Note, shall operate as a waiver of such right or remedy or as a waiver of any Event of Default. Without limiting the generality of the foregoing provisions, the acceptance by Lender from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the right of Lender to accelerate the maturity of this Note or to exercise any other right or remedy under this Note and/or any other Loan Document at the time or at any subsequent time, or nullify any prior exercise of any such right or remedy, or (ii) constitute a waiver of the requirement of punctual payment and performance or a novation in any respect.

Section 15. Costs and Expenses of Enforcement. Borrowers agree to pay to Lender on demand all costs and expenses incurred by Lender in seeking to collect this Note or to enforce any of Lender's rights and remedies under the Loan Documents, including court costs and reasonable attorneys' fees and expenses, whether or not suit is filed hereon, or whether in connection with bankruptcy, insolvency or appeal.

Section 16. Service of Process.

(a)Borrowers hereby irrevocably designates and appoints Snell & Wilmer L.L.P., one Arizona Center, 400 E. Van Buren Street, Suite 1900, Phoenix, Arizona 85004, Attn: Jeffrey A. Scudder, as each Borrower's authorized agent to accept and acknowledge on each Borrower's behalf service of any and all process that may be served in any suit, action, or proceeding instituted in connection with this Note in any state or federal court sitting in the State of Washington. If such agent shall cease so to act, Borrowers shall irrevocably designate and appoint without delay another such agent in the State of Washington satisfactory to Lender and shall promptly deliver to Lender evidence in writing of such agent's acceptance of such appointment and its agreement that such appointment shall be irrevocable.

(b)Borrowers hereby consent to process being served in any suit, action, or proceeding instituted in connection with this Note by (a) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to Borrowers and (b) serving a copy thereof upon the agent hereinabove designated and appointed by Borrowers as each Borrower's agent for service of process. Borrowers irrevocably agree that such service shall be deemed to be service of process upon Borrowers in any such suit, action, or proceeding. Nothing in this Note shall affect the right of Lender to serve process in any manner otherwise permitted by law and nothing in this Note will limit the right of Lender otherwise to bring proceedings against the Borrowers or any Borrower in the courts of any jurisdiction or jurisdictions where Property is located.

Section 17. Heirs, Successors and Assigns. The terms of this Note and of the other Loan Documents shall bind and inure to the benefit of the heirs, devisees, representatives, successors and assigns of the parties. The foregoing sentence shall not be construed to permit Borrowers to assign the Loan except as otherwise permitted under the Loan Documents.

Section 18. General Provisions. Time is of the essence with respect to Borrowers’ obligations under this Note. The Borrowers shall be jointly and severally liable for payment of the indebtedness evidenced hereby. Borrowers and each party executing this Note as a Borrower hereby severally (a) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (b) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (c) agree that Lender shall not be required first to institute suit or exhaust its remedies hereon against any Borrower or others liable or to become liable hereon or to perfect or enforce its rights against them or any security herefor; (d) consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (e) waive the benefit of all homestead and similar exemptions as to this Note; (f) agree that their liability under this Note shall not be affected or impaired by any determination that any title, security interest or lien taken by Lender to secure this Note is invalid or unperfected; and (g) hereby subordinate to the Loan and the Loan Documents any and all rights against any Borrower and any security for the payment of this Note, whether by subrogation, agreement or otherwise, until this Note is paid in full. A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any Person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other Persons or circumstances. This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought. An electronic transmission of this Note bearing any person’s signature or an electronic signature shall have the same force and effect as the original of this Agreement bearing such person’s signature or an original signature, as applicable. Captions and headings in this Note are for convenience only and shall be disregarded in construing it. This Note and its validity, enforcement and interpretation shall be governed by the Laws of the State of Washington (without regard to any principles of conflicts of laws). Whenever a time of day is referred to herein, unless otherwise specified such time shall be the local time of the place where payment of this Note is to be made. The term “Business Day” shall mean a day on which Lender is open for the conduct of substantially all of its banking business at its office in the city in which this Note is payable (excluding Saturdays and Sundays). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement. The words “include” and “including” shall be interpreted as if followed by the words “without limitation.”

Section 19. Notices. Any notice, request, or demand to or upon Borrowers or Lender shall be deemed to have been properly given or made when delivered in accordance with the terms of the Loan Agreement regarding notices.

Section 20. No Usury. It is expressly stipulated and agreed to be the intent of Borrowers and Lender at all times to comply with applicable state Law or applicable United States federal Law (to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state Law) and that this Section shall control every other covenant and agreement in this Note and the other Loan Documents. If applicable state or federal Law should at any time be judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Loan, or if Lender's exercise of the option to accelerate the maturity of the Loan, or if any prepayment by Borrowers results in Borrowers having paid any interest in excess of that permitted by applicable Law, then it is Lender's express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of this Note and all other indebtedness secured by the Security Instruments, and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable Law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Loan shall, to the extent permitted by applicable Law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the maximum lawful rate from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

Section 21. WAIVER OF JURY TRIAL. AS FURTHER PROVIDED IN THE LOAN AGREEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING OR ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS NOTE, THE LOAN AGREEMENT, THE SECURITY INSTRUMENTS, OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

EACH PARTY HERETO HEREBY: (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (b) ACKNOWLEDGES THAT THIS WAIVER AND THE PROVISIONS OF THIS SECTION WERE A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THE LOAN DOCUMENTS; (c) CERTIFIES THAT THIS WAIVER IS KNOWINGLY, WILLINGLY, AND VOLUNTARILY MADE; (d) AGREES AND UNDERSTANDS THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH PROCEEDING OR ACTION, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE, AND FURTHER AGREES THAT SUCH PARTY SHALL NOT SEEK TO CONSOLIDATE ANY SUCH PROCEEDING OR ACTION WITH ANY OTHER PROCEEDING OR ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; (e) AGREES THAT BORROWERS AND LENDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING OR ACTION AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF JURY TRIAL; AND

(f) REPRESENTS AND WARRANTS THAT SUCH PARTY HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT

LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

WASHINGTON NOTICE: ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, TO EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

[SIGNATURE PAGE FOLLOWS]

Signature Page to Amended and Restated Promissory Note]

BORROWERS:

LINCHPIN INVESTORS, LLC,

a Delaware limited liability company

By: 4Front Holdings, LLC, a Delaware limited Liability company, its sole member

LENDER:

LI LENDING, LLC,

a Delaware limited liability company as Lender

B y:

Name:

Title: Manager

Name:

Title: Manager

401 EAST MAIN STREET LLC, a Delaware limited liability company

By:

Name:

Title:Manager

IL GROWN MEDICINE LLC , an Illinois limited liability company

By:

Name:

Title:Manager

8554 S. COMMERCIAL AVE, LLC, a Delaware

limited liability company

By:

Name:

Title:Manager

[Signature Page to Amended and Restated Promissory Note]

BORROWERS:

LINCHPIN INVESTORS, LLC

a Delaware limited liability company

By: 4Front Holdings LLC, a Delaware limited liability company, its sole member

By: 4Front U.S. Holdings, Inc., a Delaware Corporation, its sole member

/s/ Nicolle Dorsey

Name: Nicolle Dorsey Title: CFO

401 EAST MAIN STREET LLC, a Delaware limited liability company

By: Linchpin Investors, LLC,

a Delaware limited liability company

By: 4Front Holdings LLC, a Delaware limited liability company, its sole member

By: 4Front U.S. Holdings, Inc., a Delaware Corporation, its sole member

/s/ Nicolle Dorsey

Name: Nicolle Dorsey Title: CFO

IL GROWN MEDICINE LLC, an Illinois limited liability company

By:/s/ Joshua N. Rosen

Name: Joshua N. Rosen,

Title:President

LENDER: LI LENDING, LLC, a Delaware limited liability company as Lender By: Name: Title:

[Signature Page to Amended and Restated Promissory Note]

4FRONT CALIFORNIA CAPITAL HOLDINGS, INC., a California

corporation F/K/A Cannex Holdings (California) Inc.

By: /s/ Nicolle Dorsey

Name: Nicolle Dorsey Title:Authorized Signor

HEALTHY PHARMS, INC., a Massachusetts corporation

By: /s/ Nicolle Dorsey

Name: Nicolle Dorsey

Title:Authorized Signor

[Signature Page to Amended and Restated Promissory Note]

8554 S. COMMERCIAL AVE, LLC, a Delaware

limited liability company

By: Linchpin Investors, LLC, a Delaware limited liability company

By: 4Front Holdings LLC, a Delaware limited liability company, its sole member By: 4Front U.S. Holdings, Inc., a Delaware Corporation, its sole member

/s/ Nicolle Dorsey

Name: Nicolle Dorsey Title: CFO

883 HYDE PARK AVE, LLC, a Delaware

limited liability company

By: Linchpin Investors, LLC, a Delaware limited liability company

By: 4Front Holdings LLC, a Delaware limited liability company, its sole member By: 4Front U.S. Holdings, Inc., a Delaware Corporation, its sole member

/s/ Nicolle Dorsey

Name: Nicolle Dorsey

Title: CFO